SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2009

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 8:01	Other Events.

On February 18, 2009, the Registrant issued a press release confirming the range for 2009 earnings per share guidance is $2.24 to $ 2.28.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reaffirms 2009 Earnings Per Share Guidance.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this report is listed in Item 8.01 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: February 19, 2009	By:	/s/ W. Geoffrey Carpenter
W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Copy of the press release labeled “McCormick Reaffirms 2009 Earnings Per Share Guidance”